Exhibit 99.1

SAMOS ENERGY ACQUISITION CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Samos Energy Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Samos Energy Acquisition Corporation (the “Company”) as of July 13, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 13, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAs P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2026

Philadelphia, Pennsylvania
July 20, 2026

SAMOS ENERGY ACQUISITION CORPORATION
BALANCE SHEET
JULY 13, 2026

Assets
Current assets
Cash	$7
Due from Sponsor	1,910,000
Total current assets	1,910,007
Cash held in Trust Account	230,000,000
Total Assets	$231,910,007

Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit
Liabilities
Current liabilities
Accrued offering costs	$236,456
Accrued expenses	30,108
Promissory note – related party	156,280
Total current liabilities	422,844
Deferred legal fees	825,000
Deferred underwriting fees	9,800,000
Total Liabilities	11,047,844

Commitments and Contingencies (Note 5)

Class A ordinary shares subject to possible redemption, $0.0001 par value; 23,000,000 shares at redemption value of $10.00 per share	230,000,000

Shareholders’ Deficit
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; none issued and outstanding (excluding 23,000,000 shares subject to possible redemption)	—
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 5,750,000 shares issued and outstanding	575
Additional paid-in capital	—
Accumulated deficit	(9,138,412)
Total Shareholders’ Deficit	(9,137,837)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$231,910,007

The accompanying notes are an integral part of the financial statement

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 1 — Description of Organization and Business Operations

Organization and General

Samos Energy Acquisition Corporation (the “Company”) was incorporated as a Cayman Islands exempted company on January 27, 2026. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that the Company has not yet identified (the “Initial Business Combination”). The Company intends to search for a target business with significant international energy assets that are operational and cash generative, which may provide opportunities for attractive risk-adjusted returns and benefits from increased demand in energy. The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act”, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of July 13, 2026, the Company had not yet commenced operations. All activity for the period from January 27, 2026 (inception) through July 13, 2026 relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest and/or dividend income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

Initial Public Offering and Private Placement

The registration statement for the Company’s Initial Public Offering was declared effective on July 10, 2026. On July 13, 2026, the Company consummated the initial public offering (the “Initial Public Offering”) of 23,000,000 units (the “Units,” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), including 3,000,000 Units issued as a result of the full exercise by the underwriters of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $230,000,000, which is discussed in Note 3. Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant (the “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. Each Public Warrant will become exercisable 30 days after the completion of the Initial Business Combination and will expire five years after the completion of the Initial Business Combination, or earlier upon redemption or liquidation.

The Company’s sponsor is Samos Energy Acquisition Sponsor, LP (the “Sponsor”). Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 6,000,000 private placement warrants (the “Private Placement Warrants”) to the Sponsor and Cantor Fitzgerald & Co., the representative of the underwriters of the Initial Public Offering (“Cantor”), at a price of $1.00 per Private Placement Warrant, or $6,000,000 in the aggregate, in a private placement. Of those 6,000,000 Private Placement Warrants, the Sponsor purchased 4,000,000 Private Placement Warrants and Cantor purchased 2,000,000 Private Placement Warrants.

Total transaction costs incurred amounted to $18,075,702, consisting of $4,000,000 of cash underwriting fees, $9,800,000 of deferred underwriting fees, $1,283,702 of other offering costs, and $2,992,000 aggregate fair value of the 1,600,000 Founder Shares (as defined in Note 4) issued to non-managing sponsor investors at $1.87 per share.

The Trust Account

Following the closing of the Initial Public Offering, on July 13, 2026, an amount of $230,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units and Private Placement Warrants was placed in the U.S.-based trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee. The funds may only be invested in U.S. government treasury bills with a maturity of one hundred eighty-five (185) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations or in an interest or non-interest bearing demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more selected by the trustee that is reasonably satisfactory to the Company. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 1 — Description of Organization and Business Operations (cont.)

The Company’s amended and restated memorandum and articles of association will provide that, other than the withdrawal of interest earned on the Trust Account to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any Class A ordinary shares, $0.0001 par value, of the Company, that have been properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) in a manner that would affect the substance or timing of its obligation to redeem 100% of the Public Shares if it does not complete an Initial Business Combination within 24 months from the closing of the Initial Public Offering or (B) with respect to any other provision relating to the rights of holders of the Public Shares or pre-Initial Business Combination activity; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Initial Public Offering (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

Initial Business Combination

The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek shareholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest, or (ii) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest. The decision as to whether the Company will seek shareholder approval of the Initial Business Combination or will allow shareholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval, unless a vote is required by law or under the NYSE rules. If the Company seeks shareholder approval, it will complete its Initial Business Combination only if it obtains the approval of an ordinary resolution for such Initial Business Combination under Cayman Islands law, or such higher approval threshold as may be required by law. However, in no event will the Company redeem the Public Shares if such redemption would cause the Public Shares to become a “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a shareholder vote or there is a tender offer for Public Shares in connection with an Initial Business Combination, a holder of Public Shares will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest. As a result, such Public Shares are recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 1 — Description of Organization and Business Operations (cont.)

Pursuant to the Company’s memorandum and articles of association if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Initial Public Offering, and have not held a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to extend the amount of time it will have to consummate an Initial Business Combination, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to the availability of legally available funds to effect such redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the holders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company’s officers and directors will not be entitled to rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined in Note 4) held by them if the Company fails to complete the Initial Business Combination within 24 months of the closing of the Initial Public Offering. However, if the Sponsor or any of the Company’s officers or directors acquires Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing global conflicts. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions and subsequent sanctions or related actions, could adversely affect the Company’s search for an Initial Business Combination and any target business with which the Company may ultimately consummate an Initial Business Combination.

Liquidity and Capital Resources

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements - Going Concern,” the Company does not believe it will need to raise additional funds in order to meet the expenditures required to operate its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the Initial Business Combination. Management has determined that upon the consummation of the Initial Public Offering and the sale of the Private Placement Warrants, the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of the financial statements. As of July 13, 2026, the Company had cash of $7, due from Sponsor of $1,910,000 and working capital of $1,487,163.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company

As an emerging growth company, the Company may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $7 and did not have cash equivalents as of July 13, 2026.

Cash Held in Trust Account

As of July 13, 2026, the Company’s Trust Account held $230,000,000 in an interest-bearing cash account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which at times, may exceed federally insured limits. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 2 — Summary of Significant Accounting Policies (cont.)

Warrants

The Company accounted for the Public and Private Warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the warrant instruments under equity treatment at their assigned values. As of July 13, 2026, there were 11,500,000 Public Warrants and 6,000,000 Private Placement Warrants issued and outstanding.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Offering Costs Associated with the Initial Public Offering

Offering costs consist of legal, accounting and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Upon completion of the Initial Public Offering on July 13, 2026, offering costs are allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to the warrants are charged to shareholders’ deficit. Offering costs allocated to the Public Shares are charged against the carrying value of Public Shares subject to possible redemption upon the completion of the Initial Public Offering.

Income Taxes

The Company follows the guidance for accounting for income taxes under FASB ASC Topic 740, “Income Taxes.” FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of July 13, 2026. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of July 13, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 2 — Summary of Significant Accounting Policies (cont.)

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s Initial Business Combination. In accordance with FASB ASC Topic 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of the Public Shares will result in charges against additional paid-in capital (to the extent available) and then accumulated deficit. Accordingly, as of July 13, 2026, the 23,000,000 Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of July 13, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$230,000,000
Less:
Proceeds allocated to Public Warrants	(3,795,000)
Public Shares issuance costs	(14,802,722)
Plus:
Remeasurement of carrying value to redemption value	18,597,722
Class A ordinary shares subject to possible redemption, July 13, 2026	$230,000,000

Recent Accounting Standards

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which will require the Company to disclose specified additional information in its income tax rate reconciliation and provide additional information for reconciling items that meet a quantitative threshold. ASU 2023-09 will also require the Company to disaggregate its income taxes paid disclosure by federal, state and foreign taxes, with further disaggregation required for significant individual jurisdictions. ASU 2023-09 will become effective for annual periods beginning after December 15, 2024. The Company adopted ASU 2023-09 at inception.

On July 4, 2025, President Trump signed into law the One Big Beautiful Bill Act (“OBBA”). FASB ASC Topic 740, requires the effects of changes in tax laws to be recognized in the period in which the legislation is enacted. The Company is currently evaluating the impact of the new law. However, none of the tax provisions are expected to have a significant impact on the Company’s financial statement.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on July 13, 2026, the Company sold 23,000,000 Units, including 3,000,000 Units as a result of the full exercise by the underwriters of their over-allotment option, at a purchase price of $10.00 per Unit, generating gross proceeds of $230,000,000. Each Unit consists of one Public Share and one-half of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 6). Each Public Warrant will become exercisable 30 days after the completion of the Initial Business Combination and will expire five years after the completion of the Initial Business Combination, or earlier upon redemption or liquidation.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 4 — Related Party Transactions

Founder Shares

On March 4, 2026, the Company issued an aggregate of 5,750,000 Class B ordinary shares, $0.0001 par value, of the Company (the “Founder Shares”) in exchange for a $25,000 payment (approximately $0.004 per share) from the Sponsor. The Founder Shares include an aggregate of up to 750,000 shares subject to forfeiture by the holders thereof depending on the extent that the over-allotment option is not exercised in full by the underwriters so that the Founder Shares will represent 20% of the Company’s issued and outstanding shares after the Initial Public Offering. If the Company increases or decreases the size of the Initial Public Offering, the Company will effect a share dividend or share surrender, as applicable, immediately prior to the consummation of the Initial Public Offering in such amount as to maintain the Founder Share ownership of the Company’s shares prior to the Initial Public Offering at 20% of the Company’s issued and outstanding ordinary shares upon the consummation of the Initial Public Offering. On July 13, 2026, the underwriters exercised their over-allotment option in full as part of the closing of the Initial Public Offering. As such, the 750,000 Founder Shares are no longer subject to forfeiture.

Subject to each non-managing sponsor investor purchasing, through an investment in the Sponsor, the Private Placement Warrants allocated to it in connection with the closing of the Initial Public Offering, the Sponsor issued, to the non-managing sponsor investors, limited partner interests entitling such investors to the economics of an aggregate of 1,600,000 of the Founder Shares held by the Sponsor and purchased by the Sponsor at a nominal purchase price of $0.004 per share, representing 27.8% of the Founder Shares held by the Sponsor, and 2,000,000 of the 4,000,000 Private Placement Warrants purchased by the Sponsor, such warrants representing in the aggregate, 50.0% of the Private Placement Warrants held by the Sponsor. No new Founder Shares were issued to the Sponsor. Because this issuance is treated by the Company as a transfer by the Sponsor to such non-managing members of a portion of the Founder Shares, the Company has analyzed such transfer whether it is in the scope of SEC’s Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering,” which indicates that “Specific incremental costs directly attributable to a proposed or actual offering of securities may properly be deferred and charged against the gross proceeds of the offering”. This issuance to the non-managing members of the Sponsor for interests in the Sponsor represents an indirect interest up to 1,600,000 of the 5,750,000 Founder Shares as of July 13, 2026. The total fair value of the 1,600,000 Founder Shares on July 13, 2026, was $2,992,000 or $1.870 per share. The Company established the initial fair value of the Founder Shares on July 13, 2026, using a Monte Carlo Simulation Model, and classified as Level 3 at the measurement date due to the use of unobservable inputs including the probability of an Initial Business Combination, the probability of the Initial Public Offering, and other variables. The primary assumptions used in the valuation of Founder Shares were (i) implied share price of $9.84, (ii) expected term to an Initial Business Combination of 2 years, (iii) the risk-free rate of 4.43%, (iv) selected volatility of 22.5%, and (v) probability of an Initial Business Combination and market adjustment of 19.0%. The fair value of Founder Shares issued to non-managing members, or $2,992,000 was recorded as an offering cost and was allocated solely to permanent equity and was charged to additional paid-in capital (to the extent available) and then accumulated deficit.

The Founder Shares are identical to the Public Shares included in the Units being sold in the Initial Public Offering except that the Founder Shares automatically convert into Public Shares at the time of the Initial Business Combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of the Initial Business Combination, as may be determined by the directors of the Company) or earlier at the option of the holder and are subject to certain transfer restrictions, as described in more detail below. The Sponsor will not be entitled to redemption rights with respect to any Founder Shares and any Public Shares held by them in connection with the completion of the Initial Business Combination. If the Initial Business Combination is not completed within 24 months from the closing of the Initial Public Offering, the Sponsor will not be entitled to rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them.

The initial shareholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination, (x) if the last sale price of the Company’s Public Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 4 — Related Party Transactions (cont.)

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Cantor pursuant to written agreements, purchased in a private placement an aggregate of 6,000,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $6,000,000. Of those 6,000,000 Private Placement Warrants, the Sponsor purchased 4,000,000 Private Placement Warrants and Cantor purchased 2,000,000 Private Placement Warrants. Each whole Private Placement Warrant entitles the registered holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).

The Private Placement Warrants are identical to the Public Warrants sold in the Initial Public Offering except that, so long as they are held by the Sponsor or Cantor or their permitted transferees, the Private Placement Warrants (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Initial Business Combination, (iii) may be exercised by the holders on cashless basis, (iv) are entitled to registration rights, and (v) with respect to Private Placement Warrants held by Cantor and/or its designees, will not be exercisable more than five years from the commencement of sales in the Initial Public Offering in accordance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(8).

Promissory Note — Related Party

On March 4, 2026, the Company and the Sponsor entered into a loan agreement, whereby the Sponsor agreed to loan the Company an aggregate of $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan is non-interest bearing and payable on the earlier of (i) 180 days or (ii) the consummation of the Initial Public Offering. As of July 13, 2026, the Company borrowed a total of $156,280 under the Note, which became due and payable upon the closing of the Initial Public Offering. On July 17, 2026, the Company settled the outstanding borrowings in full under the Note. Borrowings under the Note are no longer available as of the closing of the Initial Public Offering.

Due from Sponsor

As of July 13, 2026, the Sponsor owes the Company an aggregate amount of $1,910,000, representing the net proceeds from the Private Placement Warrants purchased by the Sponsor to be wired to the Company’s bank account after the Sponsor transferred $2,090,000 to the Trust Account. On July 17, 2026, the Sponsor settled the outstanding $1,910,000 due from Sponsor as of July 13, 2026, and paid a total of $1,753,720 to the Company after the Company settled the $156,280 outstanding borrowings under the Note.

Administrative Support Agreement

The Company entered into an agreement with the Sponsor commencing on July 10, 2026, the date on which the Company’s securities are first listed on the New York Stock Exchange (“NYSE”), through the earlier of the Company’s consummation of Initial Business Combination or its liquidation, to reimburse the Sponsor or an affiliate thereof an amount equal to $10,000 per month for office space, utilities and secretarial and administrative support. As of July 13, 2026, $1,290 has been accrued for these services under accrued expenses in the Company’s balance sheet.

Working Capital Loans

In addition, in order to finance transaction costs in connection with its Initial Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes its Initial Business Combination, the Company would repay the Working Capital Loans. In the event that the Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. If the Sponsor makes any Working Capital Loans, up to $1,500,000 of such loans may be converted into warrants of the post business combination entity at the price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants, including the exercise price, exercisability, and the exercise period. As of July 13, 2026, the Company had no borrowings under the Working Capital Loans.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 5 — Commitments and Contingencies

Registration Rights

The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) and any Class A ordinary shares held by the initial shareholders at the completion of the Initial Public Offering or acquired prior to or in connection with the Company’s Initial Business Combination, will be entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to Public Shares) pursuant to a registration rights agreement signed on July 10, 2026, the effective date of the registration statement for the Initial Public Offering. These holders will be entitled to certain demand and “piggyback” registration rights. Notwithstanding anything to the contrary, the underwriters may only make a demand on one occasion and only during the five-year period beginning on the effective date of the registration statement of which this prospectus forms a part. In addition, the underwriters may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the registration statement of which this prospectus forms a part. The Company will bear the expenses incurred in connection with registering these securities.

Underwriting Agreement

The underwriters had a 45-day option from the date of the Initial Public Offering to purchase up to an additional 3,000,000 Units to cover over-allotments, if any. On July 13, 2026, simultaneously with the closing of the Initial Public Offering, the underwriters elected to fully exercise their over-allotment option to purchase an additional 3,000,000 Units at a price of $10.00 per Unit.

The underwriters are entitled to a cash underwriting discount of $4,000,000 (2.0% of the gross proceeds of the Units sold in the Initial Public Offering, excluding any proceeds from Units sold pursuant to the underwriters’ over-allotment option), of which (i) $0.10 per Unit, or $2,000,000 in the aggregate has been paid to the underwriters in cash, and (ii) $0.10 per Unit, or $2,000,000 in the aggregate has been used by the underwriters to purchase 2,000,000 Private Placement Warrants. Additionally, the underwriters are entitled to deferred underwriting fees of 4.0% of the gross proceeds of the Initial Public Offering held in the Trust Account other than those sold pursuant to the underwriters’ over-allotment option and 6.0% of the gross proceeds sold pursuant to the underwriters’ over-allotment option, or $9,800,000 in the aggregate payable upon the completion of the Company’s Initial Business Combination subject to the terms of the underwriting agreement executed on July 10, 2026.

Deferred Legal Fees

As of July 13, 2026, the Company had a total of $825,000 of deferred legal fees incurred in connection with the Initial Public Offering to be paid to the Company’s legal counsel upon consummation of an Initial Business Combination. The deferred legal fees is classified as non-current liability in the accompanying balance sheet.

Note 6 — Shareholders’ Deficit

Preference shares

The Company is authorized to issue a total of 5,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of July 13, 2026, there were no preference shares issued or outstanding.

Class A ordinary shares

The Company is authorized to issue a total of 500,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of July 13, 2026, there were no Class A ordinary shares issued or outstanding, excluding the 23,000,000 Class A ordinary shares subject to possible redemption.

Class B ordinary shares

The Company is authorized to issue 50,000,000 Class B ordinary shares with a par value of $0.0001 per share. On March 4, 2026, the Company issued an aggregate of 5,750,000 Class B ordinary shares in exchange for a $25,000 payment (approximately $0.004 per share) from the Sponsor. The Founder Shares include an aggregate of up to 750,000 shares subject to forfeiture by the holders thereof depending on the extent that the over-allotment option is not exercised in full by the underwriters. On July 13, 2026, the underwriters exercised their over-allotment option in full as part of the closing of the Initial Public Offering. As such, the 750,000 Founder Shares are no longer subject to forfeiture. As of July 13, 2026, there were 5,750,000 Class B ordinary shares issued and outstanding.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 6 — Shareholders’ Deficit (cont.)

Warrants

As of July 13, 2026, there were 11,500,000 Public Warrants and 6,000,000 Private Placement Warrants issued and outstanding. Each whole warrant entitles the holder thereof to purchase one Public Share at a price of $11.50 per share, subject to adjustment as described herein. Only whole warrants are exercisable. The warrants will become exercisable 30 days after the completion of the Initial Business Combination and the Public Warrants will expire five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation. The Private Placement Warrants will not expire except upon liquidation. The private placement warrants held by Cantor will not be exercisable after the fifth anniversary of the effective date of the Company’s initial registration statement, in accordance with FINRA Rule 5110(g)(8). No fractional warrants will be issued upon separation of the Units and only whole warrants will trade.

The exercise price of each warrant is $11.50 per share, subject to adjustment as described herein. In addition, if (x) the Company issues additional Public Shares or equity-linked securities for capital raising purposes in connection with the closing of the Initial Business Combination at an issue price or effective issue price of less than $9.20 per Public Share (with such issue price or effective issue price to be determined in good faith by the Company’s board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Initial Business Combination on the date of the consummation of the Initial Business Combination (net of redemptions), and (z) the volume weighted average last reported trading price of the Public Shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the Initial Business Combination (such price, the “market value”) is below the Newly Issued Price, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the market value and the Newly Issued Price.

The warrants will become exercisable 30 days after the completion of the Initial Business Combination; provided that the Company has an effective registration statement under the Securities Act covering the Public Shares issuable upon exercise of the warrants and a current prospectus relating to them is available and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder (or the Company permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement).

The Company will register the issuance of Class A ordinary shares that are issuable upon exercise of the warrants because the warrants will become exercisable 30 days after the completion of the Initial Business Combination, which may be within one year of the Initial Public Offering. However, the Company has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the Initial Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement or a new registration statement registering, under the Securities Act, the issuance of the Public Shares issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the applicable warrant agreement. Notwithstanding the above, if the Public Shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, but the Company will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 6 — Shareholders’ Deficit (cont.)

The Public Warrants will expire at 5:00 p.m., New York City time, five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation. The Private Placement Warrants will not expire except upon liquidation. The private placement warrants held by Cantor Fitzgerald & Co. will not be exercisable after the fifth anniversary of the effective date of the Company’s initial registration statement, in accordance with FINRA Rule 5110(g)(8). On the exercise of any warrant, the warrant exercise price will be paid directly to the Company and not placed in the Trust Account.

Beginning 120 days after completion of the Initial Business Combination, the Company may redeem the outstanding Public Warrants for cash:

●	In whole and not in part;

●	At a price of $0.01 per warrant;

●	Upon a minimum of 30 days’ prior written notice of redemption, referred to as the 30-day redemption period; and

●	if, and only if, the last sale price of the Public Shares equals or exceeds $18.00 per share (as adjusted for share subdivisions, share dividends, reorganization, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the Public Warrants for cash unless a registration statement under the Securities Act covering the Public Shares issuable upon exercise of the Public Warrants is effective and a current prospectus relating to those Public Shares is available throughout such 30 trading day period and the 30-day redemption period. If and when the Public Warrants become redeemable by the Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

None of the Private Placement Warrants will be redeemable by the Company. No fractional Public Shares will be issued upon redemption. If, upon redemption, a holder would be entitled to receive a fractional interest in a share, the Company will round down to the nearest whole number of the number of Public Shares to be issued to the holder.

Note 7 — Segment Information

FASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report, in their financial statements, information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reporting segment.

The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics, which include the following:

July 13, 2026
Cash	$7
Due from Sponsor	$1,910,000
Cash held in Trust Account	$230,000,000

SAMOS ENERGY ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENT
JULY 13, 2026

Note 7 — Segment Information (cont.)

The CODM reviews the position of total assets as reported in the Company’s balance sheet to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company. The CODM will review the interest that will be earned and accrued on cash held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

Note 8 — Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The fair value of the Public Warrants issued in the Initial Public Offering is $3,795,000, or $0.33 per Public Warrant. The Public Warrants issued in the Initial Public Offering have been classified within additional paid-in capital (to the extent available) and then accumulated deficit of shareholders’ deficit section and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Warrants issued in the Initial Public Offering:

July 13, 2026
Implied Class A ordinary share price	$9.84
Exercise price	$11.50
Expected term to Initial Business Combination	2 years
Warrant term	7 years
Volatility	22.50%
Probability of Initial Business Combination and market adjustment	19.00%
Risk-free rate	4.43%

Note 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date the financial statement was issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustments or disclosure in the financial statement.

On July 17, 2026, the Company settled the outstanding borrowings in full under the Note. Borrowings under the Note are no longer available as of the closing of the Initial Public Offering.

On July 17, 2026, the Sponsor settled the outstanding $1,910,000 due from Sponsor as of July 13, 2026, and paid a total of $1,753,720 to the Company after the Company settled the $156,280 outstanding borrowings under the Note.